UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2005



                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




     REPUBLIC OF PANAMA               001-08430                 72-0593134
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)





 1450 Poydras Street, New Orleans, Louisiana                     70112-6050
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  (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Election of Directors


     On November 16, 2005, McDermott International, Inc. ("McDermott") announced the appointment of Robert W. Goldman to its Board of Directors (the "Board"). Mr. Goldman's membership on the Board will be effective November 15, 2005. He will serve as a member of the Audit Committee of the Board.


Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press Release dated November 16, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               McDERMOTT INTERNATIONAL, INC.





                                               By:  /s/Michael S. Taff
                                                   -----------------------------
                                                    Michael S. Taff
                                                    Chief Accounting Officer

November 16, 2005




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